SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 20, 1998





                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                       0-24621                  22-3591051
----------------------------         --------------           ------------------
(State or other jurisdiction         (SEC File No.)              (IRS Employer
     of incorporation)                                         Identification
                                                                    Number)


789 Farnsworth Avenue, Bordentown, NJ.                      08505
--------------------------------------                      -----
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

         On October 20, 1998, the Registrant retained Kronick Kalada Berdy & Co. as its independent public accountants for the purpose of auditing its financial statements and providing an independent accountant's report thereon. The Registrant has not consulted Kronick Kalada Berdy & Co. of the matters set forth in Item 304(a)(2) of Regulation S-K prior to that date. Prior to becoming a public company in September 1998, Lewis W. Parker, III, independent certified public accountant, audited the financial statements of the Registrant's wholly-owned subsidiary, Peoples Savings Bank, and provided the independent accountant's report thereon. Lewis W. Parker, III is still actively engaged by the Registrant for accounting and related services.

         In connection with the audits of Peoples Savings Bank's two most recent fiscal years ended September 30, 1997 and 1996, and for the interim period through the date of this Report, there were no disagreements with Lewis W.
Parker, III on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to his satisfaction, would have caused him to make reference to the subject of such disagreement in connection with his reports. In addition, during these periods, the reports of Lewis W. Parker, III on the financial statements of Peoples Savings Bank did not contain any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

         Lewis W. Parker III has not advised the Registrant concerning any of the items set forth in Item 304(a)(1)(v) of Regulation S-K.





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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 FARNSWORTH BANCORP, INC.


Date: December 3, 1998                       By:  /s/Gary N. Pelehaty
     --------------------------                  -------------------------------
                                                 Gary N. Pelehaty
                                                 President and Chief
                                                 Executive Officer








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